UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001748940
Wells Fargo Commercial Mortgage Trust 2018-C46
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

New York	333-206677-27	38-4088311 38-4088312
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Town Center Aventura Mortgage Loan and the Showcase II Mortgage Loan, which constituted approximately 5.8% and 4.8%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2018 relating to the BANK 2018-BNK13 Trust filed as Exhibit 99.7 to the registrant’s Current Report on Form 8-K filed on August 28, 2018 (the “BANK 2018-BNK13 PSA”).  Pursuant to Section 7.01(d) of the BANK 2018-BNK13 PSA, Torchlight Loan Services, LLC, a Delaware limited liability company, was removed as special servicer of the Town Center Aventura Mortgage Loan and the Showcase II Mortgage Loan and Mount Street US (Georgia) LLP (“MSUS”), a limited liability partnership registered with the Superior Court of Cobb County, Georgia, was appointed as the successor special servicer of the Town Center Aventura Mortgage Loan and the Showcase II Mortgage Loan under the BANK 2018-BNK13 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of August 11, 2022, the Town Center Aventura Mortgage Loan and the Showcase II Mortgage Loan will be specially serviced, if necessary, pursuant to the BANK 2018-BNK13 PSA, by MSUS.  The principal executive offices of MSUS are located at 2839 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339 and its telephone number is (816) 994-6612.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony Sfarra
Anthony Sfarra, President

Date:  August 11, 2022